UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2024

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

430 Park Avenue, 14th Floor, New York, NY 10022
(Registrant's former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NCDL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

CLO-III Closing

On March 14, 2024 (the “Closing Date”), Nuveen Churchill Direct Lending Corp. (the “Company”) completed a $296,970,000 term debt securitization (the “2024 Debt Securitization”). The term debt securitization is also known as a collateralized loan obligation and is a form of secured financing incurred by the Company.

The notes offered in the 2024 Debt Securitization (the “2024 Notes”) were issued by Churchill NCDLC CLO-III, LLC (formerly known as Nuveen Churchill BDC SPV III, LLC) (the “2024 Issuer”), a direct, wholly owned, consolidated subsidiary of the Company, pursuant to an indenture (the “Indenture”) dated as of the Closing Date. The 2024 Notes consist of $2 million of AAA Class X 2024 Notes, which bear interest at the three-month Term SOFR plus 1.40%; $175.5 million of AAA Class A 2024 Notes, which bear interest at the three-month Term SOFR plus 2.00%; $37.5 million of AA Class B 2024 Notes, which bear interest at the three-month Term SOFR plus 2.65%; and $81.97 million of Subordinated 2024 Notes, which do not bear interest. The Company directly retained all of the Subordinated 2024 Notes.

The 2024 Notes are backed by a diversified portfolio of senior secured and second lien loans. The Indenture contains certain conditions pursuant to which loans can be acquired by the 2024 Issuer, in accordance with rating agency criteria or as otherwise agreed with certain institutional investors who purchased the 2024 Notes. Through April 20, 2028, all principal collections received on the underlying collateral may be used by the 2024 Issuer to purchase new collateral under the direction of the Company, in its capacity as collateral manager of the 2024 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2024 Debt Securitization. The 2024 Notes are due on April 20, 2036.

The 2024 Notes are the secured obligation of the 2024 Issuer, and the Indenture governing the 2024 Notes includes customary covenants and events of default. The 2024 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or applicable exemption from registration.

The Company serves as collateral manager to the 2024 Issuer under a collateral management agreement (the “Collateral Management Agreement”) and will waive any management fee due to it in consideration for providing these services.

Amendment to Wells Fargo Financing Facility

Also, on March 14, 2024 (the “Amendment Date”), Nuveen Churchill BDC SPV V, LLC (“SPV V”), a wholly owned subsidiary of the Company, entered into the Third Amendment to Loan and Security Agreement (the “Amendment”), amending the Amended and Restated Loan and Security Agreement, dated as of December 31, 2019 (as previously amended by that certain Omnibus Amendment to Transaction Documents, dated as of October 28, 2020, and as amended by the Second Amendment to Loan and Security Agreement, dated as of March 31, 2022, the “Loan Agreement” and the credit facility related thereto, the “Wells Fargo Financing Facility”), by and among SPV V, as borrower, the Company, as the collateral manager, the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, National Association (the “Administrative Agent”), as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as custodian.

The Amendment, among other changes, decreases the maximum facility amount available under the Loan Agreement from $275 million to $150 million, which facility amount may be increased, with the consent of the Administrative Agent and each applicable Lender, to up to $250 million during the reinvestment period, which is scheduled to end on March 31, 2025. Under the Loan Agreement, as amended by the Amendment, the Company pays a fee on daily undrawn amounts under the Wells Fargo Financing Facility of 0.25% per annum during the first three months following the Amendment Date, 0.50% per annum for the next six months and thereafter, 0.50% per annum on undrawn amounts of up to 40% of the maximum facility amount and 1.50% per annum on undrawn amounts in excess of 40% of the maximum facility amount. Advances under the Loan Agreement are secured by a pool of broadly-syndicated and middle-market loans subject to eligibility criteria and advance rates specified in the Loan Agreement. Advances under the Loan Agreement may be prepaid and reborrowed at any time during the reinvestment period.

The descriptions of the Indenture governing the 2024 Notes, the Collateral Management Agreement and the Amendment contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Indenture governing the 2024 Notes, the Collateral Management Agreement and the Amendment, attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated into this Current Report on Form 8-K by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Indenture, dated as of March 14, 2024, by and between Churchill NCDLC CLO-III, LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee

10.2	Collateral Management Agreement, dated as of March 14, 2024, by and between Churchill NCDLC CLO-III, LLC, as issuer, and Nuveen Churchill Direct Lending Corp., as collateral manager

10.3
Third Amendment to Loan and Security Agreement, dated as of March 14, 2024, by and among Nuveen Churchill BDC SPV V, LLC, as borrower, Nuveen Churchill Direct Lending Corp, as the collateral manager and the equity investor, and Wells Fargo Bank National Association, as administrative agent and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN CHURCHILL DIRECT LENDING CORP.

Date: March 20, 2024	By:	/s/ Kenneth J. Kencel
		Name:	Kenneth J. Kencel
		Title:	Chief Executive Officer and President